UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2016
GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2016, GoPro, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Meeting”). Present at the Meeting in person or by valid proxy were holders of 71,881,087 shares of Class A Common Stock, and holders of 35,838,199 shares of Class B Common Stock, together representing a total of 430,263,077 votes, or 92.39% of the eligible votes, and constituting a quorum. Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 13, 2016 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. At the Meeting, the Company’s stockholders voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2016, and in the Amendment No. 1 to the definitive proxy statement filed with the SEC on May 18, 2016:

1.
To elect seven directors, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

3A.
To re-approve the GoPro, Inc. 2014 Equity Incentive Plan for the purpose of increasing the Internal Revenue Code of 1986, as amended (the “Code”) Section 162(m) share limits and authorizing grants of French-qualified restricted stock units.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nicholas Woodman	381,139,203	1,449,576	47,674,298
Anthony Bates	381,206,457	1,382,322	47,674,298
Edward Gilhuly	377,460,561	5,128,218	47,674,298
Kenneth Goldman	381,399,989	1,188,790	47,674,298
Peter Gotcher	377,573,845	5,014,934	47,674,298
Alexander Lurie	381,271,559	1,317,220	47,674,298
Michael Marks	377,229,397	5,359,382	47,674,298

Each of the seven nominees was elected to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
428,446,894	1,248,327	567,856

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. There were no broker non-votes on this matter.

Proposal 3A: Re-Approval of the GoPro, Inc. 2014 Equity Incentive Plan for the purpose of increasing the Section 162(m) share limits and authorizing grants of French-qualified restricted stock units (RSUs).

Votes For	Votes Against	Abstentions	Broker Non-Votes
367,860,143	11,348,987	3,379,649	47,674,298

The stockholders re-approved the Company’s 2014 Equity Incentive Plan for the purpose of increasing the Section 162(m) share limits and authorizing grants of French-qualified RSUs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: June 8, 2016	By: /s/ Sharon Zezima
Sharon Zezima General Counsel and Corporate Secretary